UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2018

CROWN HOLDINGS, INC.
 (Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way
Philadelphia, Pennsylvania 19154-4599
(215) 698-5100
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Crown Holdings, Inc. (the "Company") on April 6, 2018 (the "Original 8-K"). We amended the Original 8-K to include the historical financial statements of Signode Industrial Group Holdings (Bermuda) Ltd. (“Signode”), which was acquired by the Company on April 3, 2018, and the pro forma financial information required by Item 9.01 of Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Audited consolidated balance sheet as of December 31, 2017 and the related consolidated statements of income, comprehensive income, stockholders' equity and cash flows of Signode are incorporated by reference as Exhibit 99.2 to this report.

(b) Pro forma financial information

The following unaudited pro forma financial information is incorporated by reference as Exhibit 99.1 to this report.

(i) Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2017;

(ii) Unaudited Pro Forma Combined Balance Sheet as of December 31, 2017; and

(iii) Notes to Unaudited Pro Forma Combined Financial Statements

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent auditors for Signode Industrial Group Holdings (Bermuda), Ltd.

99.1	Unaudited pro forma combined financial information.

99.2	Signode audited consolidated financial statements as of and for the year ended December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ David A. Beaver
David A. Beaver
Vice President and Corporate Controller

Dated: June 15, 2018